                                                                     EXHIBIT 4.1

NUMBER: SD                                                                SHARES

                                GUARDIAN BANCORP

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

    THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF LOS ANGELES OR NEW YORK

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT                                  CUSIP 401321 10 4
IS THE RECORD HOLDER OF

         FULLY PAID AND NON ASSESSABLE COMMON SHARES OF NO PAR VALUE OF

- ------------------------        GUARDIAN BANCORP        ------------------------
- ------------------------                                ------------------------
- ------------------------                                ------------------------
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

    WITNESS THIS FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

         CHAIRMAN                  PRESIDENT                  SECRETARY

COUNTERSIGNED AND REGISTERED:
FIRST INTERSTATE BANK OF CALIFORNIA
TRANSFER AGENT AND REGISTRAR
BY                                                          AUTHORIZED SIGNATURE

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                 UNIF GIFT MIN ACT--   ..............  Custodian  .............
TEN ENT  -- as tenants by the entireties                                     (Cust)               (Minor)
JT TEN   -- as joint tenants with right of                                  under Uniform Gifts to Minors
           survivorship and not as tenants                             Act  ...................................
           in common                                                                   (State)
                                                 UNIF TRF MIN ACT--    .......  Custodian (until age  ....... )
                                                                                        (Cust)
                                                                       ...............  under Uniform Transfers
                                                                                       (Minor)
                                                                       to Minors Act  .........................
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.
FOR   VALUE   RECEIVED,   ___   HEREBY   SELL,   ASSIGN   AND   TRANSFER    UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
                                          --------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ SHARES
OF    THE    COMMON    STOCK   REPRESENTED    BY    THE    WITHIN   CERTIFICATE,
AND  DO   HEREBY   IRREVOCABLY   CONSTITUTE   AND   APPOINT
_______________________________________________________________________ ATTORNEY
TO   TRANSFER   THE   SAID   STOCK   ON   THE   BOOKS   OF   THE   WITHIN  NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED ______________________________________________
                       X _______________________________________________________
                       X _______________________________________________________
                                  NOTICE: THE  SIGNATURE(S)  TO  THIS ASSIGNMENT
                                          MUST CORRESPOND  WITH THE  NAME(S)  AS
                                          WRITTEN   UPON   THE   FACE   OF   THE
                                          CERTIFICATE   IN   EVERY   PARTICULAR,
                                          WITHOUT  ALTERATION OR  ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By _____________________________________
     THE SIGNATURE(S)  SHOULD BE  GUARANTEED
     BY  AN  ELIGIBLE  GUARANTOR INSTITUTION
     (BANKS, STOCKBROKERS, SAVINGS AND  LOAN
     ASSOCIATIONS  AND  CREDIT  UNIONS  WITH
     MEMBERSHIP  IN  AN  APPROVED  SIGNATURE
     GUARANTEE  MEDALLION PROGRAM), PURSUANT
     TO S.E.C. RULE 17Ad-15.

                 APPENDIX TO SPECIMEN COMMON STOCK CERTIFICATE

1. The bottom of the front of the stock certificate has facsimile signatures of the Registrant's chairman, president and secretary.

2. The Corporate seal is immediately above the facsimile signature of the Registrant's president. The seal is composed of three concentric circles. The middle circle contains the Registrant's name, "GUARDIAN BANCORP" and "CALIFORNIA", the Registrant's state of incorporation; "INCORPORATED DEC. 31, 1981" is shown in the seal's innermost circle.